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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 17, 2005

                              RADYNE COMSTREAM INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                       0-11685                11-2569467
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 (State or other jurisdiction           (Commission           (I.R.S. Employer
       of incorporation)               File Number)         Identification No.)

          3138 E. Elwood Street, Phoenix AZ                        85034
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      (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code 602-437-9620


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On February 17, 2005, Radyne ComStream Inc., announced via press release, results for the period ending December 31, 2004. A copy of the press release is attached hereto.

            On February 17, 2005 Radyne ComStream Inc., held a conference call discussing the results for the period ending December 31, 2004. A copy of the transcript is attached hereto.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (c)    EXHIBITS

                99.1 Press release dated February 17, 2005
                99.2 Conference call dated February 17, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  RADYNE COMSTREAM INC.

                                                  By:  /s/ Malcolm C. Persen
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                                                       Malcolm C. Persen
                                                       Vice President and
                                                       Chief Financial Officer

Date  February 22, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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*99.1       Press release dated as of February 17, 2005
*99.2       Conference call dated as of February 17, 2005

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*Filed herewith.